Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of Southwest Iowa Renewable Energy, LLC (the “ Company ”) for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ”), I, Brian T. Cahill, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2013	/s/ Brian T. Cahill
Brian T. Cahill, President and Chief Executive Officer
(Principal Executive Officer)